Phoenix Equity Trust

Supplement dated June 19, 2008 to the

Statement of Additional Information (“SAI”) dated June 6, 2008

IMPORTANT NOTICE TO INVESTORS

The Statement of Additional Information is hereby amended as described below:

1.	On page 62, replace the heading “Class B Shares and Class C Shares—Waiver of Sales Charges” with the following:

Class A Shares, Class B Shares and Class C Shares—Waiver of Deferred Sales Charges

2.	On page 62, in the paragraph following the above-referenced heading, replace the first line with the following:

The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares and Class C Shares if the redemption is made…

3.	On page 62, also in the paragraph following the above-referenced heading, replace item (f) with the following:

(f) based on the exercise of exchange privileges among Class A Shares, Class B Shares and Class C Shares of these Funds or any of the Phoenix Funds;

4.	On page 62, under the subheading “Exchanges,” the following statement is inserted after the fifth sentence:

On exchanges into Class A Shares of a money market fund from Class A Shares of a non-money market fund made within one year of a finder’s fee being paid on such non-money market fund shares, a 1% CDSC may be assessed on exchange proceeds. The CDSC may be waived upon return of the finder’s fee by the dealer.

Investors should retain this supplement with the

Statement of Additional Information for future reference.

PXP 691B/ClassA-CDSCWaiver (06/08)